SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): May 15, 2009

SF Blu Vu, Inc.
 (Exact Name Of Registrant As Specified In Charter)

Nevada	333-149158	26-1212244
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

1040 First Avenue
Suite. 173
New York, New York 10021
(Current Address of Principal Executive Offices)

Phone number: 212-861-9239
 (Issuer Telephone Number)

Semper Flowers, Inc.
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act(17 CFR 240.13e-4 (c))

Section 5 --     Corporate Governance and Management

Item 5.03       Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On May 15, 2009, Semper Flowerss, Inc. (the "Company") filed a Certificate of Amendment with the Secretary of State of Nevada to amend Article 1 of its Articles of Incorporation in order to change its name “SF Blu Vu, Inc.”  The name change and symbol change became effective with FINRA on August 17, 2009.

Section 9 --    Financial Statement And Exhibits

Item 9.01       Financial Statement And Exhibits.

(c)          Exhibits.

Exhibit 3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SF Blu Vu, Inc.

Dated: September 15, 2009	By:	/s/ George Marquez
George Marquez
Chief Executive Officer